UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     January 25, 2023

Southern First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

6 Verdae Boulevard, Greenville, SC	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000

(Registrant’s telephone number, including area code)

100 Verdae Boulevard, Suite 100, Greenville, SC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SFST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2023, Michael D. Dowling, Chief Operating Officer and Chief Financial Officer of Southern First Bancshares, Inc. (the “Company”) and Southern First Bank (the “Bank” and together with the Company, the “Employer”), notified the Employer that he is resigning from his roles with the Employer, effective February 15, 2023.

Mr. Dowling added, “I want to thank the Board and management team for the opportunity to serve at Southern First over the past twelve years. This announcement is so personally difficult as Southern First has had a profound impact on my life. I am humbly proud of the many accomplishments we have achieved together, and I leave knowing Southern First has a bright future ahead. I have accepted a position to lead a large sophisticated medical group, which happens to be a long-standing client of the bank. This will be a different and challenging opportunity, but one in which I will continue to serve and impact lives.”

“We are incredibly grateful to Mike for his leadership and contributions over the past twelve years and wish him success in his new endeavor,” said Art Seaver, Chief Executive Officer. “Our success is built on Impacting Lives. We are honored to have shared that with Mike, and he with us.”

Brief Biography for Michael D. Dowling

Mike has served as Southern First’s executive vice president and chief financial officer since 2011 and as our chief operating officer since July 2019. He has over 25 years of experience in the banking industry. Mr. Dowling was previously employed with KPMG LLP from 1994 until 2011, including most recently as an Audit Partner (2005-2011) and a member of KPMG’s Financial Services practice. He is a 1993 graduate of Clemson University, with a degree in Accounting and is a certified public accountant in South Carolina and North Carolina.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By: /s/ R. Arthur Seaver, Jr. Name: R. Arthur Seaver, Jr. Title: Chief Executive Officer

January 27, 2023